Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: January 31, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: March 2, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended January 31, 2010

Index

Combining Condensed Statements of Income and Comprehensive Income for the Month Ended January 31, 2010 and Cumulative Post-Petition Period Ended January 31, 2010	3

Combining Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:

Schedule I Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended January 31, 2010	11
Schedule II Schedule of Combined Condensed Balance Sheet as of January 31, 2010	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	23
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	33
Schedule VII Status of Mortgages Payable For Debtors	34
Schedule VIII Chapter 11 Retained Professionals Detail	37
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	38
Schedule X Debtors Questionnaire	39

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	January 31, 2010	January 31, 2010	January 31, 2010	Ended January 31, 2010
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$36,501	$104,353	$140,854	$1,326,251
Tenant recoveries	13,815	48,088	61,903	591,564
Overage rents	1,263	4,605	5,868	42,719
Land sales	308	—	308	6,090
Other	464	3,354	3,818	59,960

Total revenues	52,351	160,400	212,751	2,026,584

Expenses:
Real estate taxes	5,170	15,146	20,316	188,062
Repairs and maintenance	4,674	10,804	15,478	156,840
Marketing	557	1,478	2,035	24,902
Ground and other rents	248	721	969	10,289
Other property operating costs	6,935	18,957	25,892	261,005
Land sales operations	1,269	—	1,269	15,209
Provision for doubtful accounts	28	95	123	18,390
Property management and other costs	2,525	6,412	8,937	81,235
General and administrative	2,887	—	2,887	46,705
Provisions for impairment	—	—	—	854,977
Depreciation and amortization	9,838	35,464	45,302	478,765

Total expenses	34,131	89,077	123,208	2,136,379

Operating income (loss)	18,220	71,323	89,543	(109,795)

Interest (expense) income, net	(43,320)	(51,842)	(95,162)	(916,548)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(25,100)	19,481	(5,619)	(1,026,343)
Benefit (provision) from income taxes	246	(171)	75	(6,339)
Equity in income of Real Estate Affiliates	12,007	—	12,007	65,145
Reorganization items	(96,762)	(770)	(97,532)	48,658

Loss from continuing operations	(109,609)	18,540	(91,069)	(918,879)

Net loss	(109,609)	18,540	(90,069)	(918,879)
Allocation to noncontrolling interests	1,052	—	1,052	11,912

Net loss attributable to common stockholders	$(108,557)	$18,540	(90,017)	$(906,967)

Basic and Diluted Loss Per Share:	$(0.35)	$0.06	$(0.29)	$(2.90)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(108,557)	$18,540	$(90,017)	$(906,967)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,046	—	1,046	16,755
Accrued pension adjustment	(104)	—	(104)	543
Foreign currency translation	(13,347)	—	(13,347)	34,322
Unrealized gains on available-for-sale securities	—	—	—	82

Other comprehensive income (loss), net	(12,405)	—	(12,405)	51,702

Comprehensive loss attributable to common stockholders	$(120,962)	$18,540	$(102,422)	$(855,265)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined
	Entities as of	Entities as of	All Debtors as of
	January 31, 2010	January 31, 2010	January 31, 2010
	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investment in real estate:
Land	$1,051,902	$1,850,678	$2,902,580
Buildings and equipment	4,763,707	14,150,887	18,914,594
Less accumulated depreciation	(915,538)	(2,908,395)	(3,823,933)
Developments in progress	232,155	130,591	362,746

Net property and equipment	5,132,226	13,223,761	18,355,987
Investment in and loans to/from Unconsolidated Real Estate Affiliates	380,244	6,403	386,647
Investment property and property held for development and sale	1,194,529	—	1,194,529
Investment in controlled non-debtor entities	3,914,637	58,889	3,973,526

Net investment in real estate	10,621,636	13,289,053	23,910,689
Cash and cash equivalents	473,352	4,252	477,604
Accounts and notes receivable, net	99,912	240,268	340,180
Goodwill	199,664	—	199,664
Deferred expenses, net	96,612	127,046	223,658
Prepaid expenses and other assets	320,993	271,192	592,185

Total assets	$11,812,169	$13,931,811	$25,743,980

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$9,811,156	$10,211,156
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,794	—	32,794
Deferred tax liabilities	910,847	—	910,847
Accounts payable and accrued expenses	555,316	336,641	891,957

Liabilities not subject to compromise	1,898,957	10,147,797	12,046,754

Liabilities subject to compromise	10,839,409	1,332,918	12,172,327

Total liabilities	12,738,366	11,480,715	24,219,081

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	67,562	—	67,562

Total redeemable noncontrolling interests	188,318	—	188,318

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,754,296 shares issued as of January 31, 2010	3,188	—	3,188
Additional paid-in capital	1,155,086	2,644,148	3,799,234
Retained earnings (accumulated deficit)	(2,197,125)	(193,064)	(2,390,189)
Accumulated other comprehensive loss	(13,132)	12	(13,120)
Less common stock in treasury, at cost, 1,449,939 shares as of January 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,128,735)	2,451,096	1,322,361
Noncontrolling interests in consolidated real estate affiliates	14,220	—	14,220

Total equity	(1,114,515)	2,451,096	1,336,581

Total liabilities and equity	$11,812,169	$13,931,811	$25,743,980

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. We have filed a motion to extend the exclusivity period for us to file a plan until August 26, 2010 and to solicit acceptances of such plan to October 26, 2010. Our motion is currently scheduled to be heard by the Bankruptcy Court on March 3, 2010. Pending entry on order on our motion, the Bankruptcy Court has entered a bridge order extending the exclusivity period until the date that is 7 days following the date on which an order on our extension motion is entered. If an order is entered by the Bankruptcy Court granting our extension motion, it will supersede the bridge order. If the Bankruptcy Court denies our extension motion, the Company will have 7 days following the entry of an order related to the March 3 hearing before exclusivity expires. If we do not file a plan of reorganization for the 2010 Track Debtors prior to the lapse of the exclusivity period, any party in interest would be able to file a plan of reorganization for any of the 2010 Track Debtors.
During December 2009 and January and February 2010, 231 Debtors (the “Track 1 Debtors”) owning 119 properties with $12.33 billion of secured mortgage loans filed consensual plans of reorganization (the “Track 1 Plans”). As of December 31, 2009, 113 Debtors owning 50 properties with approximately $4.65 billion secured debt emerged from bankruptcy (the “Track 1A Debtors”). Effectiveness of the plans of reorganization and emergence from bankruptcy of the remaining Track 1 Debtors (the “Track 1B Debtors”) continued through February 2010 and is expected to be completed in the first quarter of 2010. In such regard, through February 26, 2010, an additional 92 Debtors owning 57 properties with approximately $5.98 billion of secured mortgage debt emerged from bankruptcy. The Chapter 11 Cases for the remaining Debtors (generally, GGP, GGPLP and other holding company or investment subsidiaries (the “TopCo Debtors”) which own certain individual or groups of properties but also certain operating property Debtors, (collectively, the “2010 Track Debtors”)) will continue until their respective plans of reorganization are filed with the Bankruptcy Court, approved by the applicable classes of creditors and confirmed by the Bankruptcy Court. (See Note 2 for the impact of the confirmation of the Track 1 Debtor plans on the financial statements included in this January 2010 Monthly Operating Report).

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
On December 18, 2009, the Bankruptcy Court approved the payment of a $0.19 per share dividend to holders of record of GGP common stock on December 28, 2009 as declared by the GGP Board of Directors to allow GGP to satisfy the REIT dividend distribution requirements for 2009. The dividend was paid on January 28, 2010 in a combination of approximately $5.9 million in cash and approximately 4.9 million shares of common stock (with a valuation of $10.8455 calculated based on the volume weighted average trading prices of GGP’s common stock on January 20, 21 and 22, 2010).
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1A Debtor entities; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1B Debtors and the 2010 Track Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Unsecured liabilities not subject to compromise as of January 31, 2010 with respect to the Track 1 Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the Track 1 Plans) has not yet been determined. In such regard, during February 2010, payments commenced on the Track 1 Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Track 1A Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A discount of approximately $342.2 million was recorded on such $4.65 billion of secured debt, with the resulting gain classified as a reorganization item. Similar gains will be recorded in the first quarter of 2010 with respect to the $7.69 billion of mortgage loans related to the remaining Track 1 Debtors that have emerged or will emerge from bankruptcy in 2010.
Combining condensed income statement and balance sheets have been presented as of January 31, 2010 with separate columns for the segregation of entities for which plans of reorganization have been formally confirmed (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). This presentation does not affect the presentation of other schedules as all original Debtors are included in the presentation where denoted. As of January 31, 2010, the Post-Confirmation Entities include 216 Debtors while the Unconfirmed Entities include 172 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such bearers are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our 2009 Annual Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
In addition, the centralized cash management system was incorporated for the Track 1A Debtors (and the track 1B Debtors that have subsequently emerged from bankruptcy as of March 2, 2010) into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On January 31, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $159.6 million. In addition, as of January 29, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $162.3 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
January 31, 2010
(In thousands)
Below-market ground leases	$182,267
Prepaid expenses	82,661
Receivables — finance leases and bonds	81,862
Real estate tax stabilization agreement	71,280
Security and escrow deposits	73,932
Special Improvement District receivable	48,667
Above-market tenant leases	22,880
Deferred tax, net of valuation allowances	18,329
Other	10,307

Total prepaid expenses and other assets	$592,185

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
January 31, 2010
(In thousands)
Utility and other security deposits	$38,462
Operating funds — restricted	19,082
Real estate tax escrows	7,730
Construction/major maintenance reserves	4,541
Other miscellaneous escrows	2,208
Collateralized letters of credit and other credit support	1,909

Total security and escrow deposits	$73,932

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at January 31, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
January 31, 2010
(In thousands)
Accrued interest	$393,051
Accounts payable and accrued expenses	359,278
Construction payable	138,023
Uncertain tax position liabilities	129,413
Accrued payroll and other employee liabilities	114,094
Hughes accrued participation	67,538
Accrued real estate taxes	63,521
Deferred gains/income	56,971
Below-market tenant leases	52,978
Unapplied cash receipts	30,736
Accounts payable to affiliates	(88,359)
Other	179,700

Total accounts payable and accrued expenses	1,496,944
Less: amounts not subject to compromise	(891,957)

Total accounts payable and accrued expenses subject to compromise	$604,987

The following table summarizes the amounts of LSTC (see Note 2) at January 31, 2010:

(In thousands)
Mortgages and secured notes	$5,558,199
Unsecured notes	6,009,141
Accounts payable and accrued expenses	604,987

Total liabilities subject to compromise	$12,172,327

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the Track 1 Plan. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	January 31, 2010	January 31, 2010
	(In thousands)
Insider compensation	$1,520	$11,495
Public Company expense (1)	804	6,507
Travel, entertainment, insurance and other	563	28,703

Total general and administrative	$2,887	$46,705

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items (income) expense	January 31, 2010	January 31, 2010
	(In thousands)
Gains on liabilities subject to compromise (1)	$(466)	$(351,158)
Interest income (2)	(2)	(36)
U.S. Trustee fees (3)	853	4,847
Restructuring costs — Chapter 11 Retained Professionals (4)	13,567	74,715
Restructuring costs — including other professional fees (5)	83,580	222,974

Total reorganization items	$97,532	$(48,658)

(1)	This Cumulative amount primarily relates to a $342.2 million gain that resulted from the required Fair Value of debt adjustment for the entities that emerged from bankruptcy in December 2009. This amount also includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. In addition, such gains reflect agreements reached with certain critical vendors (as defined), which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(5)	These costs relate to amounts incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals, including certain costs incurred to obtain the Track 1 secured mortgage loan modifications; finance costs incurred by and the write off of unamortized deferred financing costs related to the properties that emerged from bankruptcy.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended January 31, 2010
			Combined All
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$140,860	$(6)	$140,854
Tenant recoveries	61,903	—	61,903
Overage rents	5,868	—	5,868
Land sales	308	—	308
Other	4,503	(685)	3,818

Total revenues	213,442	(691)	212,751

Expenses:
Real estate taxes	20,316	—	20,316
Repairs and maintenance	15,478	—	15,478
Marketing	2,035	—	2,035
Ground and other rents	965	4	969
Other property operating costs	25,929	(37)	25,892
Land sales operations	1,269	—	1,269
Provision for doubtful accounts	123	—	123
Property management and other costs	9,584	(647)	8,937
General and administrative	2,897	(10)	2,887
Provisions for impairment	—	—	—
Depreciation and amortization	45,359	(57)	45,302

Total expenses	123,955	(747)	123,208

Operating income	89,487	56	89,543

Interest (expense) income, net	(95,162)	—	(95,162)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(5,675)	56	(5,619)
Provision for income taxes	75	—	75
Equity in income of Real Estate Affiliates	2,299	9,708	12,007
Reorganization items	(97,532)	—	(97,532)
Net (loss) income from continuing operations	(100,833)	9,764	(91,069)
Discontinued operations — gains on dispositions	—	—	—

Net (loss) income	(100,833)	9,764	(91,069)
Allocation to noncontrolling interests	(1,030)	2,082	1,052

Net (loss) income attributable to common stockholders	$(101,863)	$11,846	$(90,017)

Basic and Diluted Earnings Per Share:	$(0.33)	$0.04	$(0.29)

Comprehensive Loss, Net:
Net (loss) income attributable to common stockholders	$(101,863)	$11,846	$(90,017)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,076	(30)	1,046
Accrued pension adjustment	(104)	—	(104)

Foreign currency translation	(13,667)	320	(13,347)

Other comprehensive income (loss), net	(12,695)	290	(12,405)

Comprehensive loss attributable to common stockholders	$(114,558)	$12,136	$(102,422)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended January 31, 2010
			Combined All
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,902,580	$—	$2,902,580
Buildings and equipment	18,914,594	—	18,914,594
Less accumulated depreciation	(3,823,933)	—	(3,823,933)
Developments in progress	434,841	(72,095)	362,746

Net property and equipment	18,428,082	(72,095)	18,355,987
Investment in and loans to/from Unconsolidated Real Estate Affiliates	606,764	(220,117)	386,647
Investment property and property held for development and sale	1,122,695	71,834	1,194,529
Investment in controlled non-debtor entities	16,660,911	(12,687,385)	3,973,526

Net investment in real estate	36,818,452	(12,907,763)	23,910,689
Cash and cash equivalents	460,931	16,673	477,604
Accounts and notes receivable, net	340,180	—	340,180
Goodwill	199,664	—	199,664
Deferred expenses, net	223,658	—	223,658
Prepaid expenses and other assets	614,596	(22,411)	592,185

Total assets	$38,657,481	$(12,913,501)	$25,743,980

Liabilities and Equity:
Mortgages, notes and loans payable	$10,211,156	$—	$10,211,156
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,794	—	32,794
Deferred tax liabilities	910,847	—	910,847
Accounts payable and accrued expenses	923,815	(31,858)	891,957

Total liabilities not subject to compromise	12,078,612	(31,858)	12,046,754
Liabilities subject to compromise	12,571,618	(399,291)	12,172,327

Total liabilities	24,650,230	(431,149)	24,219,081

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	71,611	(4,049)	67,562

Total redeemable noncontrolling interests	192,367	(4,049)	188,318

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,754,296 shares issued as of January 31, 2010	3,188	—	3,188
Additional paid-in capital	9,583,103	(5,783,869)	3,799,234
Retained earnings (accumulated deficit)	4,304,541	(6,694,730)	(2,390,189)
Accumulated other comprehensive loss	(13,416)	296	(13,120)
Less common stock in treasury, at cost, 1,449,939 shares as of January 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,800,664	(12,478,303)	1,322,361
Noncontrolling interests in consolidated real estate affiliates	14,220	—	14,220

Total equity	13,814,884	(12,478,303)	1,336,581

Total liabilities and equity	$38,657,481	$(12,913,501)	$25,743,980

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended January 31, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$16,957	$3,962	$1,821

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on January 29, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	January 31, 2010	January 31, 2010
	(In thousands)
Federal and state income taxes	$2,346	$—

State and local taxes:
Property *	63,521	26,885
Sales and use	1,745	1,589
Franchise	1,886	407
Other	727	114

Total state and local taxes	67,879	28,995

Total taxes	$70,225	$28,995

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

Property Tax
Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	—
10000 WEST CHARLESTON	—	—
10190 COVINGTON CROSS	—	—
1120/40 TOWN CENTER DRIVE	—	—
1160/80 TOWN CENTER DRIVE	—	—
1201/41 TOWN CENTER DR 2ND U3	—	—
1201/41 TOWN CENTER DRIVE	—	—
1240 ALA MOANA BLVD	—	—
1251/81 TOWN CENTER DRIVE	—	—
1290 ALA MOANA BLVD	—	—
1551 HILLSHIRE DRIVE	—	8
1635 VILLAGE CENTER CIRCLE	—	—
1645 VILLAGE CENTER CIRCLE	—	—
1930-1201/41 TOWN CENTER DR FS U2	—	—
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
306 KAMANI STREET	—	—
324 KAMAUNI STREET	—	—
330 KAMANI STREET	—	—
40 COLUMBIA CORPORATE CENTER	—	—
404 WARD AVENUE	—	—
420 WARD AVENUE	—	—
4848 OUTPARCEL	26	—
50 COLUMBIA CORPORATE CENTER	—	—
506 AHUI STREET	—	—
532 AHUI STREET BUILDING	—	—
60 COLUMBIA CORPORATE CENTER	—	—
801 HALEKAUWILA STREET	—	—
834 POHUKAINA ST.	—	—
837 HALEKAUWILA STREET	—	—
849/863 HALEKAUWILA STREET	—	—
900 HALEKAUWILA STREET	—	—
955 KAWAIAHAO STREET	—	—
955 WAIMANU STREET	—	—
956 KAWAIAAHAO (PARK LOT)	—	—
956 QUEEN STREET	—	—
9901/21 COVINGTON CROSS	—	—
9950/80 COVINGTON CROSS	—	—
AAA HAWAII, INC.	—	—
AHUI BUILDING	—	—
ALA MOANA BUILDING	—	—
ALA MOANA CENTER	2,444	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
	(In thousands)
ALA MOANA PACIFIC CENTER	—	—
ALA MOANA PLAZA	—	—
ALA MOANA TOWER	—	—
ALA MOANA-KAPIOLANI PROPERTIES	—	—
ALA MOANA-KONA STREET	—	—
ALAMEDA PLAZA	102	—
ANIMAS VALLEY MALL	133	—
APACHE MALL	143	—
ARIZONA CENTER	23	—
ARIZONA CENTER ARIZONA CENTER ONE	60	—
ARIZONA CENTER ARIZONA CENTER TWO	67	—
ARIZONA CENTER CINEMA	23	—
ARIZONA CENTER GARDEN OFFICE	8	—
ARIZONA CENTER OFFICE	18	—
ARIZONA CENTER OTHER	—	—
ARIZONA CENTER PARKING	27	—
AUGUSTA MALL	53	—
AUGUSTA MALL ANCHOR ACQ	29	—
AUSTIN BLUFFS PLAZA	58	—
AUSTIN MALL LTD PARTNERSHIP	—	—
BAILEY HILL	—	—
BASKIN ROBBINS	4	—
BAY CITY MALL	—	—
BAYSHORE MALL	40	—
BEACHWOOD PLACE	2,222	1,905
BELLIS FAIR	43	—
BIRCHWOOD MALL	204	—
BOISE TOWN SQUARE ANCHOR ACQ	49	—
BOISE TOWNE PLAZA	134	—
BOISE TOWNE SQUARE	1,150	—
BRASS MILL CENTER	—	1,833
BRASS MILL COMMONS	—	468
BURLINGTON TOWN CENTER	47	5
BURLINGTON TOWN CENTER OFFICE	9	—
CACHE VALLEY MALL	21	—
CACHE VALLEY MARKETPLACE	9	—
CALENDONIAN HOLDING	—	—
CANYON POINT	—	—
CAPITAL MALL	26	—
CENTURY PLAZA	24	—
CHAPEL HILLS MALL	1,286	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
	(In thousands)
CHICO MALL	47	—
CHULA VISTA CENTER	67	—
COLLIN CREEK	156	1,837
COLLIN CREEK-DILLARDS	—	—
COLONY SQUARE MALL	414	—
COLUMBIA BANK DRIVE THRU	—	—
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA DEVELOPMENT CORPORATION	—	—
COLUMBIA MALL	45	—
COLUMBIANA CENTER	202	1,438
CORONADO MALL	445	2
CORPORATE POINTE #2	—	—
CORPORATE POINTE #3	—	—
COTTONWOOD MALL	24	—
COTTONWOOD SQUARE	4	—
COUNTRY HILL PLAZA	12	—
CROSSING BUSINESS CENTER #6	—	—
CROSSING BUSINESS CENTER #7	—	—
CROSSROADS CENTER (MN)	255	—
DEERBROOK MALL	128	1,537
DEERBROOK MALL ANCHOR ACQ	6	—
DIVISION CROSSING	—	—
DMV BUILDING	—	—
EAGLE RIDGE MALL	45	—
EASTRIDGE MALL (CA)	196	—
EASTRIDGE MALL (WY)	157	—
EDEN PRAIRIE CENTER	328	—
EDEN PRAIRIE CENTER ANCHOR ACQ	19	—
ELK GROVE PROMENADE	838	—
FALLBROOK CENTER	125	—
FANEUIL HALL MARKETPLACE	—	1,120
FANEUIL HALL MKTPL.-N.OFFICE	—	—
FANEUIL HALL MKTPL.-N.RETAIL	—	—
FANEUIL HALL MKTPL.-QUINCY	—	—
FANEUIL HALL MKTPL.-S.RETAIL	—	—
FANEUIL HALL OFFICE	—	—
FANUEUIL HALL MKTPL.-S.OFFICE	—	—
FASHION PLACE	108	—
FASHION PLACE ANCHOR ACQ	8	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
	(In thousands)
FASHION SHOW	2	13
FIFTY COLUMBIA CORPORATE CTR, INC.	—	—
FOODMAKER, INC.	—	—
FOOTHILLS MALL	981	—
FORT UNION	6	—
FORTY COLUMBIA CORP CTR, INC.	—	—
FOUR SEASONS TOWN CENTRE MALL	144	—
FOUR STATE/TRC OF NEVADA	—	—
FOX RIVER MALL	839	739
FREMONT VILLAGE	—	—
GARDEN OFFICE BUILDING	—	—
GATEWAY CROSSING SHOPPING CTR	17	—
GATEWAY MALL	—	—
GGP-FEASIBILITY COMPANY	—	350
GGPLP-SHARED	1,217	—
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	5,039	—
GLENBROOK SQUARE ANCHOR ACQ	141	—
GRAND TETON MALL	479	—
GRAND TETON PLAZA	102	—
GRAND TRAVERSE MALL	171	—
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	41	—
HALSEY CROSSING	—	—
HARBORPLACE	—	—
COLUMBIA HRD BENSON LEASES	—	—
HUGHES SUMMERLIN OTHER	—	—
HULEN MALL	176	1,978
JORDAN CREEK TOWN CENTER	4,614	—
JP REALTY ADJUSTMENTS	—	—
KADOWAKI, JAY	—	—
KAMAKEE BUILDING	—	—
KAMANI BUILDING	—	—
KENDALL TOWN CENTER	—	—
KLING TRUST (CLIFFORD ET AL)	—	—
KNOLLWOOD MALL	51	—
LAKEMOOR	—	—
LAKESIDE MALL	31	—
LAKEVIEW SQUARE	313	—
LANDMARK MALL	41	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
	(In thousands)
LANSING MALL	562	15
LINCOLNSHIRE COMMONS	456	—
LOCKPORT MALL	—	68
LYNNHAVEN MALL	218	—
MALL AT SIERRA VISTA	258	—
MALL OF LOUISIANA	103	—
MALL OF LOUSIANA POWER CENTER	13	—
MALL OF THE BLUFFS	2,279	—
MALL ST. MATHEWS	66	—
MALL ST. VINCENT	52	—
MARKET PLACE SHOPPING CENTER	1,818	—
MAYFAIR BANK TOWER	233	—
MAYFAIR MALL	3,375	1,882
MAYFAIR NORTH TOWER	244	—
MAYFAIR PROFESSIONAL	93	—
MAYFAIR-AURORA HEALTH CENTER	222	—
MONDAWMIN MALL	—	—
MONDAWMIN MALL-OFFICE	—	—
MORENO VALLEY MALL	78	—
NATICK-NOUVELLE AT NATICK	—	301
NEIGHBORHOOD STORES	—	—
NEW ORLEANS RIVERWALK, LTD	—	—
NEWGATE MALL	62	—
NEWGATE MALL LAND	—	—
NEWPARK MALL	106	—
NEWPARK MALL ANCHOR ACQ	13	—
NORTH PLAINS MALL	35	—
NORTH POINT MALL	205	—
NORTH STAR MALL	2,022	—
NORTH STAR MALL ANCHOR ACQ	239	—
NORTH TEMPLE	—	—
NORTH TOWN MALL	94	—
NORTHGATE MALL	714	—
NORTHRIDGE FASHION CENTER	221	43
OAKWOOD CENTER	38	—
OAKWOOD MALL	704	614
OGLETHORPE MALL	115	—
OREM PLAZA CENTER STREET	6	—
OREM PLAZA STATE STREET	3	—
OTHER HUGHES PROPERTIES	—	—
OVIEDO MARKETPLACE	56	—
OWINGS MALL	—	—
OWINGS MILLS-OFFICE ALLOCATIONS	—	—
OXMOOR MALL	63	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
	(In thousands)
PARK CITY CENTER	141	—
PARK MEADOWS	—	—
PARK PLACE	681	—
PARK WEST	544	—
PEACHTREE MALL	123	—
PECANLAND MALL	54	—
PECANLAND MALL ANCHOR ACQ	4	—
PIEDMONT MALL	38	—
PIERRE BOSSIER MALL	20	—
PINE RIDGE MALL	256	—
PIONEER PLACE	—	35
PIONEER PLACE LP EXPANSION	—	—
PIONEER TOWER	—	—
PIONEER TOWER GARAGE	—	—
PLAZA 800	—	—
PLAZA 9400	13	—
POHUKAINA CENTER	—	—
POHUKAINA COURT	—	—
PRICE NT CORP	—	—
PRINCE KUHIO PLAZA	42	—
PROVIDENCE PLACE	—	—
PROVO PLAZA	4	—
PTC MOTELS	—	—
QUADRANGLE	—	—
RASCAP REALTY, LTD	—	—
RED CLIFFS MALL	18	—
RED CLIFFS PLAZA	5	—
REDLANDS PROMENADE	108	—
REGENCY SQUARE MALL	113	—
RIDGEDALE CENTER	309	—
RIDGLEY BUILDING	—	—
RIO WEST MALL	123	—
RIVER FALLS	850	—
RIVER HILLS MALL	1,516	—
RIVER POINTE PLAZA	8	—
RIVERLANDS SHOPPING CENTER	5	—
RIVERSIDE PLAZA	13	—
RIVERTOWN CROSSINGS	343	—
RIVERWALK MARKETPLACE	—	398
ROGUE VALLEY MALL	—	—
SAINT LOUIS GALLERIA	332	—
SALEM CENTER	—	—
SEAPORT MARKETPLACE, INC.	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
	(In thousands)
SIKES SENTER	111	1,211
SILVER LAKE MALL	123	—
SOONER MALL	234	—
SOUTH STREET MARKETPLACE THEAT	164	—
SOUTH STREET SEAPORT	—	—
SOUTHLAKE MALL	94	—
SOUTHLAND CENTER (MI)	52	105
SOUTHLAND MALL (CA)	138	—
SOUTHSHORE MALL	11	—
SOUTHWEST OFF CTR I	184	—
SOUTHWEST OFF CTR II	57	—
SOUTHWEST PLAZA	2,475	—
SPRING HILL MALL	2,492	—
ST LOUIS GALLERIA ANCH ACQ	4	—
STATEN ISLAND ALLOCATION-B	—	—
STATEN ISLAND MALL	—	—
STATEN ISLAND MALL CENTER, INC	—	—
STATEN ISLAND MALL PHASE I	—	—
STATEN ISLAND MALL PHASE II	—	—
STATEN ISLAND THE CROSSINGS	—	—
STATEN ISLAND-ALLOCATION A	—	—
STEEPLEGATE MALL	—	—
STONESTOWN GALLERIA	301	—
STONESTOWN LAND	—	—
STONESTOWN MEDICAL BUILDING	18	—
THE BOULEVARD MALL	—	—
THE BRIDGES AT MINT HILL	2	—
THE COMMONS AT FOOTHILLS MALL	34	—
THE CROSSROADS (MI)	181	—
THE GALLERY AT HARBORPLACE	—	14
THE GALLERY AT HARBORPLACE-GARAGE	1,133	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GALLERY AT HARBORPLACE-OTHER	—	—
THE GRAND CANAL SHOPPES	—	—
THE HUGHES CORPORATION	—	—
THE MAINE MALL	312	38
THE PINES	106	—
THE PLAZA AT FOOTHILLS MALL	80	—
THE SHOPPES AT DETROIT GATEWAY	—	—
THE SHOPPES AT THE PALAZZO	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
	(In thousands)
THE SHOPS AT FALLEN TIMBERS	1,849	101
THE SHOPS AT FOOTHILLS MALL	129	—
THE SHOPS AT SUMMERLIN CENTRE	—	—
THE VILLAGE AT REDLANDS	17	—
THE VILLAGE OF CROSS KEYS	—	—
THE VILLAGE OF CROSS KEYS OFFICE	—	—
THE WOODLANDS MALL	139	1,921
THE WOODLANDS MALL ANCHOR ACQ	8	—
THHC LAND (WOBU)	—	—
THHC PARTICIPATION	—	—
THREE RIVERS MALL	17	—
TONY & DANNY CORPORATION	—	—
TOSHIBA HAWAII, INC.	—	—
TOWN EAST MALL	306	3,571
TRCLP	—	—
TUCSON ANCHOR ACQ	38	—
TUCSON ENTERTAINMENT PAVILION	23	—
TUCSON MALL	564	—
TV INVESTMENT, LLC	—	—
TWC OPERATING HOLDINGS, INC.	—	—
TWINS FALLS CROSSINGS	19	—
TYSONS GALLERIA	209	—
UNIVERSITY CROSSING	21	—
VALLEY HILLS MALL	526	—
VALLEY PLAZA ANCHOR ACQ	—	—
VALLEY PLAZA MALL	98	—
VCK ALLOCATION	—	—
VCK ALLOCATION-ALL	—	—
VCK CROSS KEYS INN	—	—
VICTORIA WARD ADJ	—	—
VICTORIA WARD SHARED OPERATION	449	—
VILLAGE AT JORDAN CREEK	1,212	—
VILLAGE SQUARE-RETAIL PH III	—	—
VISALIA MALL	37	—
VISTA COMMONS	—	—
VISTA RIDGE MALL	2,264	7
VML MAINT SHOP	—	—
VWL-GROUND LEASE PROP.	—	—
VWL-MAINE MALL LAND LLC	—	—
VWL-MAUI RANCH PROP.	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

Property Tax
Amount Paid
	Amount Accrued	Month Ended
Operating Property	January 31, 2010	January 31, 2010
(In thousands)
VWL-SAINT LOUIS LAND LLC	—	—
WARD CENTERS	—	—
WARD COURT DEV I	—	—
WARD COURT DEV II	—	—
WARD COURT DEV III	—	—
WARD ENTERTAINMENT CENTER	—	—
WARD GATEWAY CENTER	—	—
WARD INDUSTRIAL CENTER	—	—
WARD PLAZA	—	—
WARD VILLAGE	—	—
WARD VILLAGE SHOPS	—	—
WARD WAREHOUSE	—	—
WASHINGTON PARK MALL	14	—
WEST VALLEY MALL	66	—
WESTWOOD MALL	73	—
WHITE MARSH LP SHARE	—	—
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	63	—
WHOLLY OWNED HEADQUARTERS	—	—
WHOLLY OWNED PROPERTIES-ADJ	—	—
WILLOWBROOK MALL (NJ)	21	1,687
WOODBRIDGE CENTER	—	1,641
WOODLANDS INVESTMENT LEDGER	—	—
WOODLANDS VILLAGE	62	—
YELLOWSTONE SQUARE	46	—
LUFKIN MALL	—	—

	$63,521	$26,885

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,240
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	2
Lockport L.L.C.	09-11966	81
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	561
GGP-Mint Hill L.L.C.	09-11969	1
Pines Mall Partners	09-11970	35
GGP-Grandville L.L.C.	09-11971	419
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	43
La Place Shopping, L.P.	09-11974	29
GGP-Tucson Land L.L.C.	09-11975	4
Tucson Anchor Acquisition, LLC	09-11976	1,653
General Growth Properties, Inc.	09-11977	5,957
GGP Limited Partnership	09-11978	176,230
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	3
Rouse Company LP, The	09-11983	10,613
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	399
Alameda Mall Associates	09-11986	112
Bay Shore Mall Partners	09-11987	387
Chico Mall, L.P.	09-11988	401
Lansing Mall Limited Partnership	09-11989	421
GGP-Pecanland, L.P.	09-11990	553
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	743
South Shore Partners, L.P.	09-11993	53
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	344
New Orleans Riverwalk Associates	09-11998	632
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	564
White Marsh Mall Associates	09-12001	564
White Marsh Phase II Associates	09-12002	564

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
Parke West, LLC	09-12003	91
GGP-Newpark L.L.C.	09-12004	112
Elk Grove Town Center, L.P.	09-12005	25
Baltimore Center Associates Limited Partnership	09-12006	534
Baltimore Center Garage Limited Partnership	09-12007	85
Century Plaza L.L.C.	09-12008	57
Harbor Place Associates Limited Partnership	09-12009	307
Price Development Company, Limited Partnership	09-12010	210
Rouse-Phoenix Theatre Limited Partnership	09-12011	6
Rouse-Arizona Retail Center Limited Partnership	09-12012	270
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	1,104
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,166
NewPark Anchor Acquisition, LLC	09-12019	5
Parkview Office Building Limited Partnership	09-12020	72
Parkside Limited Partnership	09-12021	56
Park Square Limited Partnership	09-12022	49
Rouse SI Shopping Center, LLC	09-12023	2,730
Augusta Mall, LLC	09-12024	625
Burlington Town Center LLC, The	09-12025	217
Fashion Show Mall LLC	09-12026	4,904
GGP Ala Moana L.L.C.	09-12027	10,761
GGP Jordan Creek L.L.C.	09-12028	1,204
GGP Village at Jordan Creek L.L.C.	09-12029	32
GGP-Four Seasons L.L.C.	09-12030	729
Lincolnshire Commons, LLC	09-12031	298
Phase II Mall Subsidiary, LLC	09-12032	1,689
St. Cloud Mall L.L.C.	09-12033	155
Valley Hills Mall L.L.C.	09-12034	184
GGP Holding, Inc.	09-12035	243
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	169
10190 Covington Cross, LLC	09-12041	16
1120/1140 Town Center Drive, LLC	09-12042	39
1160/1180 Town Center Drive, LLC	09-12043	35
1201-1281 Town Center Drive, LLC	09-12044	26

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	10
1451 Center Crossing Drive, LLC	09-12047	6
1551 Hillshire Drive, LLC	09-12048	132
1635 Village Centre Circle, LLC	09-12049	14
1645 Village Center Circle, LLC	09-12050	18
9901-9921 Covington Cross, LLC	09-12051	7
9950-9980 Covington Cross, LLC	09-12052	9
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	369
Arizona Center Parking, LLC	09-12055	85
Augusta Mall Anchor Acquisition, LLC	09-12056	17
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	1
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	282
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	239
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	3,272
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	153
Boise Mall, LLC	09-12071	159
Boise Town Square Anchor Acquisition, LLC	09-12072	3
Boise Towne Plaza L.L.C.	09-12073	57
Boulevard Associates	09-12074	907
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	63
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	717
Chapel Hills Mall L.L.C.	09-12082	812
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	135
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	2,475
Colony Square Mall L.L.C.	09-12088	107
Columbia Mall L.L.C.	09-12089	1,336
Coronado Center L.L.C.	09-12090	1,073
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	23
Country Hills Plaza, LLC	09-12093	112
Deerbrook Mall, LLC	09-12094	2,195
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	458
Eastridge Shopping Center L.L.C.	09-12098	1,187
Eden Prairie Anchor Building L.L.C.	09-12099	2
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	755
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	599
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	242
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	2,099
Fashion Place, LLC	09-12109	522
Fashion Place Anchor Acquisition, LLC	09-12110	1
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	2,071
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	103
Gateway Overlook Business Trust	09-12117	577
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	5
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	32
GGP Knollwood Mall, LP	09-12128	51
GGP Natick Residence LLC	09-12129	553
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	7
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	3,222
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	243
GGP-Glenbrook L.L.C.	09-12138	235
GGP-Glenbrook Holding L.L.C.	09-12139	4
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	375
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	941
GGP-Newgate Mall, LLC	09-12148	260
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,511
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	143
GGP-Tucson Mall L.L.C.	09-12155	1,010
GGP-UC L.L.C.	09-12156	105
Grand Canal Shops II, LLC	09-12157	1,191
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	46
Hocker Oxmoor, LLC	09-12166	498
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	31
Howard Hughes Corporation, The	09-12169	4,167
Howard Hughes Properties, Inc.	09-12170	2,032
Howard Hughes Properties, Limited Partnership	09-12171	21
Howard Hughes Properties IV, LLC	09-12172	8
Howard Hughes Properties V, LLC	09-12173	6
HRD Parking, Inc.	09-12174	36
HRD Remainder, Inc.	09-12175	1
Hulen Mall, LLC	09-12176	2,721
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	394
Lakeview Square Limited Partnership	09-12183	391
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	294
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	464
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	6
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	152
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	366
Mayfair Mall, LLC	09-12198	2,868
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	930
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	22
North Star Anchor Acquisition, LLC	09-12206	2
North Star Mall, LLC	09-12207	1,689
North Town Mall, LLC	09-12208	284
Northgate Mall L.L.C.	09-12209	301
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	945
Oglethorpe Mall L.L.C.	09-12212	853
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	387
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,213
PDC Community Centers L.L.C.	09-12220	250
PDC-Eastridge Mall L.L.C.	09-12221	191
PDC-Red Cliffs Mall L.L.C.	09-12222	127
Peachtree Mall L.L.C.	09-12223	140
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	303
Pierre Bossier Mall, LLC	09-12226	90
Pine Ridge Mall L.L.C.	09-12227	79
Pioneer Office Limited Partnership	09-12228	133
Pioneer Place Limited Partnership	09-12229	314
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	340
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	2
Ridgedale Center, LLC	09-12237	253
Rio West L.L.C.	09-12238	75
River Falls Mall, LLC	09-12239	75
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	687
Rogue Valley Mall L.L.C.	09-12242	99
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	1,948
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	2
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	412
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	144
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	538
Saint Louis Galleria L.L.C.	09-12266	980
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	106
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	79
Sikes Senter, LLC	09-12270	1,658
Silver Lake Mall, LLC	09-12271	52
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	399
Southlake Mall L.L.C.	09-12274	764
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	136
Spring Hill Mall L.L.C.	09-12279	288
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,714
Summerlin Centre, LLC	09-12284	24

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	54
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	3,900
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	644
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	84
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	373
U.K.-American Properties, Inc.	09-12298	604
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	2
VCK Business Trust	09-12301	223
Victoria Ward Center L.L.C.	09-12302	131
Victoria Ward Entertainment Center L.L.C.	09-12303	114
Victoria Ward, Limited	09-12304	925
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	158
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	46
Visalia Mall, L.P.	09-12309	44
Vista Ridge Mall, LLC	09-12310	302
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	138
Ward Plaza-Warehouse, LLC	09-12313	246
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	465
Westwood Mall, LLC	09-12316	106
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	58
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	2,260
Woodbridge Center Property, LLC	09-12322	3,388
Woodlands Mall Associates, LLC, The	09-12323	2,280
10000 Covington Cross, LLC	09-12324	3

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	January 31, 2010
		(In thousands)
10 CCC Business Trust	09-12457	45
20 CCC Business Trust	09-12458	128
30 CCC Business Trust	09-12459	59
Capital Mall L.L.C.	09-12462	81
GGP-Columbiana Trust	09-12464	1,549
GGP-Gateway Mall L.L.C.	09-12467	191
Grand Traverse Mall Partners, LP	09-12469	570
Greenwood Mall L.L.C.	09-12471	169
Kalamazoo Mall L.L.C.	09-12472	169
Lancaster Trust	09-12473	1,058
Mondawmin Business Trust	09-12474	431
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	15
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$318,649

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	January 31, 2010
	(In thousands)
Current	$(1,375)	*
31 - 60 days	1,383
61 - 90 days	6,531
91 - 120 days	4,783
Over 120 days	49,883

Gross Amount	$61,205

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII STATUS OF MORTGAGES PAYABLE FOR DEBTORS (UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	January 31, 2010	January 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$141
1160/80 Town Center	1/13/2017	6.99%	8,411	49
Ala Moana A1	9/1/2011	5.52%	1,487,000	7,132
Augusta Mall	11/11/2017	5.49%	174,835	827
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	77
Bay City	12/2/2013	5.30%	23,782	109
Bayshore	9/1/2011	7.13%	30,572	182
Beachwood Place	4/7/2011	5.60%	240,164	1,146
Bellis Fair	2/15/2016	7.34%	61,586	369
Boise Towne Plaza	7/9/2010	4.70%	10,747	44
Boise Towne Square	8/11/2014	6.64%	69,744	399
Brass Mill	4/11/2014	4.55%	120,807	475
Burlington	7/1/2015	5.03%	25,973	113
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	10/1/2014	7.28%	20,041	126
Chapel Hills	10/11/2010	5.04%	114,158	496
Chico Mall	2/11/2009	4.74%	56,113	229
Collin Creek Mall	7/11/2011	6.78%	66,997	386
Columbia Mall (MO)	2/1/2013	6.05%	90,000	469
Coronado	6/7/2010	5.08%	166,581	729
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,472	26
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,472	26
Country Hills	6/1/2016	6.04%	13,388	70
Crossroads Center (MN)	1/30/2014	4.73%	83,060	339
Deerbrook	3/2/2009	3.46%	71,643	214
Eagle Ridge	10/12/2015	5.41%	47,004	219
Eastridge (CA)	9/1/2011	5.79%	170,000	847
Eastridge (WY )	12/4/2016	5.08%	38,630	169
Eden Prairie	4/1/2011	4.67%	79,828	317
Fallbrook	6/3/2013	6.14%	85,000	449
Faneuil Hall	9/30/2016	5.57%	93,060	447
Fashion Place	4/5/2014	5.30%	142,704	652
Four Seasons	12/11/2013	5.60%	98,437	476
Fox River	12/3/2012	5.96%	195,000	1,001
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,858	331
Gateway	10/1/2014	7.28%	39,277	247
Gateway Overlook	3/1/2013	5.78%	55,000	274
Glenbrook	12/30/2016	4.91%	174,854	741
Grand Canal Shoppes	5/1/2014	4.78%	387,921	1,599
Grand Traverse	10/1/2012	5.02%	84,195	364
Greenwood	10/1/2014	7.28%	44,097	277
Harborplace	4/5/2016	5.79%	49,956	249
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	12/7/2011	5.03%	111,471	484
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2009	4.57%	182,902	720
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	14,990	61
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,192	45
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,233	8
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,145	20
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,686	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,518	10
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,400	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,486	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,718	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,321	20
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,798	26
Knollwood	10/12/2015	5.35%	39,455	182
Lakeside Mall	6/1/2016	4.28%	177,492	655
Lakeview Square	3/1/2016	5.81%	40,887	205
Lansing I	1/15/2010	9.35%	24,144	186
Lincolnshire Commons	4/1/2013	5.98%	28,000	144
Lynnhaven	7/6/2015	5.05%	233,881	1,019
Maine	12/10/2016	4.84%	213,331	890
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	341
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	552
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	275
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	142,514	591
Mall St Vincent	7/6/2014	6.30%	49,000	266
Market Place	2/1/2013	6.05%	106,000	552
Moreno Valley	9/11/2013	5.96%	86,637	445
Newgate	4/1/2014	4.84%	40,361	168
Newpark	2/1/2011	7.45%	67,365	433
North Point	3/1/2011	5.48%	212,934	1,008
North Star	1/4/2010	4.43%	229,035	875

			Total Debt Balance	Interest Expense Month Ended
Property	Maturity Date	Rate (a)	January 31, 2010	January 31 (b)
			(Dollars in thousands)
Northgate	9/2/2016	5.88%	44,561	226
Northridge Fashion	12/30/2014	7.24%	124,638	753
Oglethorpe	7/2/2012	4.89%	139,468	588
Oviedo	5/7/2012	5.12%	51,140	226
Oxmoor	12/2/2016	6.85%	56,294	332
Park City Note A	10/1/2010	4.74%	120,029	483
Park City Note B	10/1/2010	7.10%	29,206	177
Park Place	1/11/2010	5.15%	174,005	773
Peachtree	6/1/2015	5.08%	88,414	387
Pecanland	1/1/2014	4.28%	56,481	209
Piedmont	9/6/2016	5.98%	33,911	173
Pine Ridge	12/4/2016	5.08%	26,045	114
Pioneer Place Limited Partners Land	4/27/2010	10.00%	349	3
Prince Kuhio	4/1/2009	3.45%	37,051	110
Providence Place 2	3/11/2010	5.03%	258,525	1,106
Providence Place 3 (*)	3/11/2010	5.12%	59,529	259
Providence Place 4 (*)	3/11/2010	5.93%	39,044	197
Providence Place Pilot A1	7/1/2016	7.75%	22,338	153
Providence Place Pilot A2	6/30/2028	7.75%	23,116	144
Red Cliffs	12/4/2016	5.08%	24,754	108
Regency Square	7/1/2015	3.59%	92,010	285
Ridgedale	9/30/2016	4.86%	175,736	737
River Hills	6/3/2013	6.14%	80,000	423
RiverTown Junior Loan (*)	12/30/2014	9.15%	15,619	119
RiverTown Senior Loan	12/30/2014	7.29%	100,695	613
Rogue Valley	7/1/2014	7.85%	26,047	176
Sikes Senter	6/1/2012	5.20%	60,593	272
Sooner Fashion	6/3/2013	6.14%	60,000	317
Southlake	12/5/2017	6.44%	100,000	554
Southland	3/2/2009	3.62%	79,673	249
Southland (RSE)	3/5/2010	4.97%	107,308	460
St. Louis Galleria	1/3/2017	4.86%	234,189	981
Staten Island 1	10/1/2010	5.09%	85,000	367
Staten Island 2	10/1/2010	8.15%	70,616	479
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	76,779	327
Stonestown Note A	9/1/2011	5.85%	155,600	784
Stonestown Note B	9/1/2011	5.65%	60,000	292
Stonestown Mezz (*)	9/1/2011	5.79%	57,400	286
The Boulevard	7/1/2013	4.27%	105,788	390
The Crossroads (MI)	1/1/2014	7.40%	39,222	250
The Woodlands Note A	6/12/2016	5.91%	184,843	942
The Woodlands Note B	6/12/2016	5.91%	54,953	280
Three Rivers	12/4/2016	5.08%	21,205	93
Town East	1/1/2014	3.46%	103,235	308
Tucson Mall	1/1/2014	4.26%	115,234	424
Tysons Galleria	9/12/2011	5.72%	254,773	1,257
Valley Hills	3/5/2016	4.73%	55,987	228
Valley Plaza	1/10/2016	3.90%	93,541	315
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	88,419	428
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	57
Visalia	1/1/2014	3.78%	40,508	132
Vista Ridge	4/10/2016	6.87%	79,146	454
Ward Centre & Ward Entertainment	1/1/2014	4.33%	57,393	214
Washington Park	4/1/2016	5.35%	11,935	55
West Valley	4/1/2010	3.43%	54,901	163
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	6/30/2016	6.82%	156,513	921
Woodbridge Corporation	6/1/2009	4.24%	204,674	749
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000	5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000	2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000	1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000	448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000	1,568
Public Indenture Senior Note (*)	4/30/2009	6.75%	200,000	1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000	4,500

Fixed Rate Debt			$16,408,819	$75,072

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.49%	35,054	76
Bank Note — Birchwood Mall	7/11/2013	2.49%	44,308	96
Bank Note — Cache Valley	7/11/2013	2.49%	28,043	61
Bank Note — Colony Square	7/11/2013	2.49%	25,239	55
Bank Note — Columbiana	7/11/2013	2.49%	105,441	228
Bank Note — Fallen Timbers	7/11/2013	2.49%	42,401	92
Bank Note — Foothills	7/11/2013	2.49%	50,758	110
Bank Note — Grand Teton	7/11/2013	2.49%	48,795	105
Bank Note — Mall at Sierra Vista	7/11/2013	2.49%	23,556	51

			Total Debt Balance		Interest Expense Month Ended
Property	Maturity Date	Rate (a)	January 31, 2010		January 31 (b)
			(Dollars in thousands)
Bank Note — Mall of the Bluffs	7/11/2013	2.49%	35,951		78
Bank Note — Mayfair	7/11/2013	2.49%	274,932		594
Bank Note — Mondawmin	7/11/2013	2.49%	84,689		183
Bank Note — North Plains	7/11/2013	2.49%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.49%	114,976		248
Bank Note — Oakwood	7/11/2013	2.49%	75,772		164
Bank Note — Owings Mills	7/11/2013	2.49%	53,281		115
Bank Note — Pierre Bossiere	7/11/2013	2.49%	40,382		87
Bank Note — Pioneer Place	7/11/2013	2.49%	156,764		339
Bank Note — Salem Center	7/11/2013	2.49%	41,728		90
Bank Note — Silver Lake Mall	7/11/2013	2.49%	18,228		39
Bank Note — Southwest Plaza	7/11/2013	2.49%	96,187		208
Bank Note — Spring Hill	7/11/2013	2.49%	68,088		147
Bank Note — Westwood Mall	7/11/2013	2.49%	24,117		52
Bank Note — White Mountain	7/11/2013	2.49%	10,656		23
Fashion Show	4/5/2014	6.23%	645,918		3,469
Oakwood Center	3/16/2009	1.73%	95,000		144
Palazzo	3/15/2009	6.23%	249,623		1,340
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.51%	590,000		757
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.51%	1,987,500		2,550
TRUPS (*)(d)	4/30/2036	1.78%	206,200		307

Variable Rate Debt			5,684,243		16,481

Total Debt — All Debtors			$22,093,062	(e)	$91,553

(a)	Reflects the variable contract rate as of January 31, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	January 31, 2010	January 31, 2010	January 31, 2010	January 31, 2010
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$1,157	$—	$10,289	$6,631
AlixPartners, LLP	1,299	1,437	12,516	6,637
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	141	396	1,472	637
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	37	28	1,465	1,066
Deloitte & Touche LLP	329	194	3,861	1,182
Deloitte Tax LLP	42	24	542	186
Epiq Solutions	—	1	17	14
Ernst & Young LLP	74	61	776	438
FTI Consulting	269	269	2,578	1,526
Grant Thornton	—	—	19	9
Halperin Battaglia Raicht LLP	14	13	103	54
Hewitt Associates	—	—	586	—
Houlihan Lokey	956	235	6,312	1,458
Jenner & Block	151	116	1,415	810
Kirkland & Ellis LLP (1)	1,628	681	18,236	7,654
Kurtzman Carson Consultants LLC	370	445	3,739	2,494
Miller Buckfire & Co LLC (1)	1,238	218	8,240	4,472
PricewaterhouseCoopers	—	—	96	—
Silverstein & Pomerantz LLP	—	—	—	—
Weil, Gotshal & Manges LLP (1)	2,029	998	19,572	10,593

Total	$9,734	$5,116	$91,863	$45,886

Professional Fees Summary (See Note 7)
Restructuring costs	$8,187	$4,042	$82,902	$41,644
General & administrative	765	310	6,824	2,731
Other(2)	782	764	2,137	1,511

Total	$9,734	$5,116	$91,863	$45,886

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3, $0.6, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED JANUARY 31, 2010

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit # 729 Natick, MA	1/04/2010 Condominium Unit Sale	Wayne Farmer and Paul Hafer	$395
GGP Natick Residence LLC	Condominium Unit # 648 Natick, MA	1/08/2010 Condominium Unit Sale	648 Nouvelle LLC	$435
GGP Natick Residence LLC	Condominium Unit # 1213 Natick, MA	1/14/2010 Condominium Unit Sale	Srinivasan and Chandrika Venkatraman	$555
GGP Natick Residence LLC	Condominium Unit # 1104 Natick, MA	1/15/2010 Condominium Unit Sale	Jonathan Golden	$470
GGP Natick Residence LLC	Condominium Unit # 925 Natick, MA	1/15/2010 Condominium Unit Sale	Chiang Sun et al.	$454
GGP Natick Residence LLC	Condominium Unit # 549 Natick, MA	1/15/2010 Condominium Unit Sale	Wah Wei Ng and Mew Jing Ng	$334
GGP Natick Residence LLC	Condominium Unit # 727 Natick, MA	1/22/2010 Condominium Unit Sale	Denis J. Callahan	$444

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: January 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $1.5 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $17.9 million.

(3)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.